Scudder
Growth and
Income Fund

Semiannual Report
June 30, 1999

No-Load Funds

A fund with a disciplined approach to common stock investing seeking long-term growth of capital, current income, and growth of income.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                         Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Date of Inception:  5/31/29     Total Net Assets as of    Ticker Symbol:  SCDGX
                                6/30/99: $7.7 billion
--------------------------------------------------------------------------------

o As value stocks returned to favor, fund performance improved markedly over the six-month reporting period that ended June 30, 1999.

o Investor sentiment shifted away from many of the large-cap growth stocks and broadened to include value stocks -- which are well represented in the fund's portfolio -- and mid- and smaller-cap stocks.

o Scudder Growth and Income Fund's 12.16% return essentially matched the 12.39% return of the S&P 500 Index for the six-month period, with the fund significantly outperforming the index in the final three months of the period.

o The fund remains a solid core holding as evidenced by its overall 4-star risk-adjusted Morningstar Rating(TM) among 3,043 domestic equity funds as of June 30, 1999.^1

                                Table of Contents

 3  Letter from the Fund's President       20  Financial Highlights

 4  Performance Update                     21  Notes to Financial Statements

 5  Portfolio Summary                      24  Officers and Trustees

 6  Portfolio Management Discussion        25  Investment Products and Services

11  Investment Portfolio                   26  Scudder Solutions

17  Financial Statements


^1 Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/99. Ratings are subject to change every month and are calculated from the fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the domestic equity category, the fund received a 3-star rating for the three-year period, and a 4-star rating for the five- and ten-year periods among 3043, 1878, and 748 funds, respectively. Past performance is no guarantee of future results.



                       2 - Scudder Growth and Income Fund

                        Letter from the Fund's President

Dear Shareholders,

     Value stocks rallied dramatically toward the end of the six-month reporting period and your fund's many holdings in this area benefited significantly from the turnaround. After more than a year dominated by large-cap growth stocks, the strong rebound in value stocks was a welcome tailwind to your fund's investment approach.

     While we are pleased with the fund's performance, especially in the final three months of the period, we think this rebound serves as an important reminder of the cyclical nature of investing and the value of sticking with a consistent investment approach.

     We know it is unrealistic to expect our shareholders to remain invested indefinitely, but we remain concerned about the temptation to switch funds based on short-term performance trends. In this age of instantaneous information, buying and selling has become easy and inexpensive for many investors. Recent innovations including on-line trading and the development of the Internet provide investors with powerful tools to make better and more informed decisions quickly and at low cost. However, these developments have increased the risk that some investors will emphasize short-term gains at the expense of their long-range goals.

     While each individual's investment goals are unique to their particular situation, following a well-thought-out, long-term strategy is of universal importance to investors. As you review this report and the discussion with Robert T. Hoffman, your fund's lead portfolio manager, we hope that you will keep this in mind. It has been the foundation of our investment discipline for years and we think our shareholders can benefit from this same approach.

     For those of you who are interested in complementing your existing holdings, we recently introduced two funds: Scudder Select 500 Fund -- which invests in a subset of the stocks in the unmanaged S&P 500 Index, and Scudder Select 1000 Growth Fund -- which invests in a subset of the stocks in the unmanaged Russell 1000 Growth Index. For further information on these new funds, please visit our Web site at www.scudder.com or call Scudder Investor Relations at 1-800-SCUDDER (1-800-728-3337).

     Thank you for your continued investment in Scudder Growth and Income Fund.

     Sincerely,


     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Growth and Income Fund


                       3 - Scudder Growth and Income Fund

                     Performance Update as of June 30, 1999

--------------------------------------------
Fund Index Comparisons
--------------------------------------------
                       Total Return
--------------------------------------------
Period Ended  Growth of              Average
6/30/1999      $10,000   Cumulative  Annual
--------------------------------------------
Scudder Growth and Income Fund
--------------------------------------------
1 Year      $ 10,821       8.21%     8.21%
5 Year      $ 25,570     155.70%    20.66%
10 Year     $ 43,272     332.72%    15.78%
--------------------------------------------
S&P 500 Index
--------------------------------------------
1 Year      $ 12,276      22.76%    22.76%
5 Year      $ 34,191     241.91%    27.86%
10 Year     $ 55,909     459.09%    18.77%
--------------------------------------------

--------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                    S&P 500 Index      Scudder Growth and Income Fund

       '89               10000                     10000
       '90               11650                     10689
       '91               12509                     11430
       '92               14190                     13744
       '93               16125                     15722
       '94               16352                     16923
       '95               20613                     20092
       '96               25971                     24871
       '97               34987                     33142
       '98               45542                     39989
       '99               55909                     43272

                     Yearly periods ended June 30

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


----------------------------------
Returns and Per Share Information
----------------------------------

Yearly Periods Ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $13.56   $13.81   $16.04   $17.20  $17.00   $18.53   $21.85   $27.02  $29.50   $29.12
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .71   $  .64   $  .52   $  .51  $  .47   $  .51   $  .56   $  .59  $  .74   $  .59
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $ 2.11   $   --   $   --   $  .54  $ 1.04   $  .94   $  .42   $ 1.18  $ 2.09   $ 1.92
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 6.89     6.93    20.25    14.39    7.64    18.72    23.78    33.26   20.66     8.21
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               16.50     7.38    13.43    13.65    1.40    26.07    26.00    34.72   30.17    22.76
------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                       4 - Scudder Growth and Income Fund

                      Portfolio Summary as of June 30, 1999

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Common Stocks                   96%
   Cash Equivalents                 2%
   Convertible Preferred Stocks     1%
   Convertible Bonds                1%
   ------------------------------------
                                  100%
   ------------------------------------


The fund seeks to remain fully invested in equity securities with attractive valuations.


--------------------------------------------------------------------------------
Sector Diversification
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Financial                       19%
   Communications                  18%
   Manufacturing                   18%
   Energy                          10%
   Durables                         8%
   Health                           6%
   Consumer Staples                 6%
   Construction                     4%
   Utilities                        3%
   Other                            8%
   ------------------------------------
                                  100%
   ------------------------------------

Management's emphasis on attractive valuations and individual stock selection resulted in significant weightings in industrial cyclicals which rebounded strongly in the second quarter.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
(28% of Portfolio)
--------------------------------------------------------------------------------

    1. Corning Inc.
       Specialty glass manufacturer
    2. Xerox Corp.
       Manufacturer of copiers and
       duplicators
    3. Bell Atlantic Corp.
       Telecommunication services
    4. American Home Products Corp.
       Diversified pharmaceutical company
    5. Sprint Corp.
       Telecommunication services
    6. GTE Corp.
       Telecommunication company
    7. Bank of America Corp.
       Bank
    8. Avon Products, Inc.
       Manufacturer and retailer of
       cosmetics, jewelry and gift
       products
    9. Frontier Corp.
       Diversified telecommunication
       services
   10. Ford Motor Co.
       Automobile manufacturer


A number of communications companies are represented among the fund's top holdings -- the sector that made the largest contribution to performance for the past six months.


For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                       5 - Scudder Growth and Income Fund

                        Portfolio Management Discussion

Robert T. Hoffman, lead portfolio manager of Scudder Growth and Income Fund, recently reviewed the fund's performance for the six-month period ended June 30, 1999. Below are highlights of our discussion with him.

Q: Investors witnessed a dramatic change in stock market leadership over the six months as the dominance of large-cap growth stocks faded and value stocks and small- and mid-cap issues took the lead. What precipitated this change in investor sentiment?

A: A shift in perception about the strength of the U.S. economy resulted in a significant rotation in market leadership. At the beginning of 1999, the prevailing economic outlook was restrained economic growth with virtually no inflation and lower interest rates. By April, concerns about an overheating economy with inflationary pressures and rising long-term interest rates took center stage. Signs of a rebound in Asian economies, sharp increases in depressed commodity prices, and earnings disappointments in several large growth and technology companies were all primary drivers for the shift away from growth stocks into value.

Q: When did you see signs of a shift?

A: The powerful rally among cyclical companies began in April, reversing the trend of market dominance by the largest growth and technology shares that began in 1998 and continued throughout the first three months of this year. In addition to large value-oriented companies, small capitalization and international (especially Asian) stocks, which had also been out of favor, were among the strongest performers during the final three months of the period.

In contrast, high-flying Internet stocks were particularly hard hit as the market sold the most expensive, momentum-oriented stocks in favor of companies with improving fundamentals and compelling valuations that many believed would benefit from the recovering global economy. On June 30th, as expected, the Federal Reserve raised interest rates a minimal quarter point and signaled a return to a "neutral bias" with regard to future rate increases, pleasing investors and propelling the equity markets to record highs. While we have always believed that value stocks would return to favor, we did not expect the furious rally in value stocks that took place in the second quarter.

As long-term investors we know that sometimes we have to be patient as we wait for the market to recognize the attractive valuations of many of our holdings. That "waiting" sometimes can be painful when our value-oriented investment style is out of favor, as it had been for the 15-month period that ended March 31st. But in the second quarter we were rewarded for our commitment to investing in stocks with attractive valuations and good fundamentals. Such shifts in investor sentiment serve to remind us of the importance of a long-term perspective.

Q: How did the fund perform?

A: The fund performed well, returning 12.16% for the six-month reporting period that ended June 30, 1999. This return was essentially earned during the second quarter when the fund recorded its best relative quarterly performance in twelve years. The fund's six-month return basically matched the


                       6 - Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Value Takes the Lead from Growth
--------------------------------------------------------------------------------

                                        1st       2nd
                                      quarter   quarter
                                        1999      1999

Scudder Growth and Income Fund         -0.24%    12.42%
S&P 500 Index                           4.98%     7.06%
Russell 1000 Value Index                1.44%    11.27%
Russell 1000 Growth Index               6.36%     3.85%

Investor sentiment reversed dramatically in the second quarter as value stocks rose strongly.

12.39% return of the unmanaged S&P 500 Index and the 12.87% return of large-cap value stocks as measured by the Russell 1000 Value Index.

While these numbers don't exactly sound like Internet stock returns (and the fund does not assume the risks associated with Internet stocks), a closer look at the first and second calendar quarter returns clearly shows the turnaround for value stocks (see table above).

Q: What worked well for the portfolio during the six months?

A: Overall, our industry sector weights and individual stock selections were both significant contributors to the fund's performance for the period. Holdings in the energy, communications, and construction sectors made strong contributions, while performance was held back by our lack of exposure to growth-oriented technology stocks and our finance holdings.

Q: The fund's holdings of industrial cyclical stocks -- an area you were early in last year -- were among the fund's best performers. Tell us about the fund's holdings in this sector.

A: Our industrial cyclical holdings were principally responsible for the fund's remarkable rebound. Freeport McMoRan (precious metals), Dow Chemical, Georgia Pacific (forest and building products), and Phelps Dodge (steel and metals) are included in this category and helped performance. While we used the early strength in the sector to eliminate Boise Cascade (we were not as enthused about the prospects of their paper grades versus our other paper holdings) and Imperial Chemical Industries (where our conviction level in management had deteriorated), our decision to stick with our overall valuation thesis clearly paid off.

Two other stocks in the industrial cyclicals area also made important contributions: Meritor, an auto parts manufacturer that was spun off from Rockwell in late '97, and Lyondell, a chemical company that was one of our weakest performers last year. Lyondell's earnings are highly correlated to the price of ethylene, and both stocks rose smartly during the period. Even after such good performance, each stock still ranks among the cheapest in the portfolio, which we think bodes well for the stocks' future potential.

Q: With technology stocks getting much of investors' attention over the last year, what has been your exposure to this area?

A: Given the high valuations of many technology stocks, the portfolio has been underweighted in this


                       7 - Scudder Growth and Income Fund
area. Most tech stocks that have driven the market recently have distinct growth characteristics, which is not consistent with our value-oriented discipline. Microsoft and Cisco Systems are two growth-tech examples, but we wouldn't hold them in the portfolio given their currently high valuations. Our investment discipline leads us to focus on tech stocks that are out of favor or have valuations that do not fully reflect their fundamental prospects. We will continue to monitor this area for opportunities that fit this criteria.

Q: Have you been able to participate in the technology sector in other ways?

A: Yes, we are continuing to invest in the "toll takers" of the information superhighway. As gateways to the Internet, we believe these kinds of companies will benefit from the Internet's rapid growth and need for infrastructure. Our focus has been on local telephone companies, which we think will benefit as more and more business (both internally and externally) migrates to the Internet. Our holdings of Ameritech, Bell Atlantic, GTE, SBC Communications, and Frontier were all up strongly over the six months. Generally these holdings were propelled higher by the compelling picture painted by industry consolidation, a slightly clearer regulatory environment, and the cheapest relative valuations (as measured by price/earnings and price/cash flow) versus their relative growth rates. In the case of Frontier, the stock has risen as a result of a bidding war between Global Crossing and Qwest Communications.

Q: In the information superhighway category you have previously included Corning, the fund's number one holding at the end of the period. With the stock already up over 50% in the first half, is there more upside?

A: Corning's top ten position in the portfolio is both a reflection of the stock's success and our conviction in it. We began adding shares of the stock to the portfolio over a year ago and have increased our position since then. As you may know, Corning is the world's leading producer of fiber optics, and as such, falls into the "asphalt" (or infrastructure) category of our information superhighway theme. We believe as the need for bandwidth or "the number of lanes on the highway" continues to grow at an exponential rate, firms that provide products to speed up Internet connections should benefit. We continue to see strong demand for fiber optics even with other competing communication modes, as many telecommunications companies remain committed to upgrading existing lines with fiber optics. Corning has remained the leader in this field and recently won a major contract to supply 80% of a new five-million-mile broadband fiber optic network that will connect 17 European nations. This is one of many reasons why we believe the stock continues to have potential.

Q: The financial sector continues to comprise the largest sector weight at 19% of assets. How has the rising rate environment affected these companies?

A: Modestly rising rates are not necessarily bad for bank stocks because slightly higher rates imply underlying strength in the domestic economy. As



                       8 - Scudder Growth and Income Fund
long as the Federal Reserve does not embark on an aggressive campaign to fight inflation by raising rates dramatically, we are not especially concerned about our holdings in this area. We were, however, disappointed with First Union, a top ten holding at the beginning of the period, which announced a profit warning. The announcement was the result of the bank's higher than expected expenses associated with a decision to invest in Internet banking services and lower than expected synergies from its recent acquisitions of CoreStates Financial and The Money Store. While we trimmed our exposure in the stock, we are maintaining a position based on the bank's strong East Coast franchise and attractive valuations.

Q: Historically you have had an underweight position in insurance companies. Are there any opportunities there?

A: We have begun to see some positive signs in the property and casualty (P&C) insurance sector. Over the past few years the pricing environment in the P&C area has been dreadful, a fact that has clearly affected the performance of the stocks in the category. While we see faint signs of a recovery, the prices of most stocks are not reflecting such an event. Marsh & McLennan owns an asset management business -- Putnam -- which is performing well. Consequently, we believe that the valuation of their core business -- insurance brokerage -- is severely undervalued. We expect Marsh & McLennan should see an upturn soon due to the nature of insurance brokerage.

Q: Despite the generous yields of real estate investment trusts (REITs), this sector has been beaten up over the last few years. How did the fund's REIT holdings fare?

A: REITs rebounded strongly in both the first and second quarters. In the office REIT sector, we continue to see very positive organic growth from increasing rents rolling over from the early 1990s. However, in the health care REIT sector, no such internal boosts exist, and the nursing home operators who "pay the rent" continue to come under pressure from federal reimbursement programs. While long-term fund holdings Health Care Properties and Nationwide Health Properties have attractive valuations and yields of 7-8%, the catalyst for share price appreciation was not there, and we eliminated these holdings early in the period.

Elsewhere in the category we continued to focus on office REITs. Our focus remains on Boston Properties and Equity Office Properties Trust where we see the best fundamentals combined with attractive valuations. We think the worst may be over for REITs, but for now we do not expect to increase our weighting in this area.

Q: On June 30th you enlarged the "fishing pond" from which you select stocks for the portfolio. Tell us about this enhancement and why you decided to implement it now.

A: We have been managing large-cap value- oriented investment portfolios successfully for more than 15 years. A key cornerstone of our investment discipline has been -- and will continue to be -- the use of a relative dividend yield approach.



                       9 - Scudder Growth and Income Fund

However, over the past 20 years the number of companies electing to pay dividends has declined significantly. As a result, many companies that we believe are attractively valued and favorably ranked based on our valuation measures and our internal research are excluded from the fund's portfolio because the stocks do not meet our dividend yield requirement. At the end of the period, 18% of the stocks contained in the S&P 500 Index did not pay dividends and were excluded from our list of potential holdings and 25% of the stocks in the Russell 1000 Value Index did not pay dividends. As a result, we have broadened our universe of stocks beyond those with above-average yields by including low and non-dividend-paying value stocks. By adding these stocks to our investment universe, we have expanded the list of potential investment ideas.

Q: What other valuation measures are you using?

A: We have simply added to our list of valuation components. We now include price/cashflow and price/earnings ratios in addition to relative dividend yield in determining if a company is an attractive buy or sell candidate for the portfolio. This enhancement enables us to purchase stocks that pay little or no dividends, but this does not mean that we are abandoning the fund's value approach. While we have not set a limit on the percent of the fund that will comprise non-dividend paying stocks, we anticipate that the majority of holdings in the fund will still have above-average dividend yields. For the portfolio overall, we expect the Fund's gross yield (before deducting expenses) will remain at a premium versus the yield of the S&P 500 Index.

Q: With many market gurus forecasting a slowdown in the second half, what is your outlook for the fund and the kinds of companies in which it invests?

A: We have believed for some time that the ingredients for a value rally were in place, namely rising long-term interest rates, a steepening yield curve, a cessation of deflationary expectations, an improving profit outlook for industrial companies, and signs of an upturn among many Asian economies. We did not envision the ferocity of the value rally that occurred in the second quarter. Is this rotation toward value sustainable? While we don't necessarily expect a repeat of the huge outperformance of value over growth stocks, we believe that the foundation is in place for both value and growth to perform well. The Federal Reserve's action in June (raising the federal funds rate by a quarter point, but reverting to a neutral bias with regard to future rate increases) leveled the playing field. At that time, the market got the rate increase that it expected (good for value stocks) but the fear of further rate hikes was removed (good for growth stocks). Everything else being equal, it is our sense that stylistic differences between growth and value stocks will be more muted through the rest of the year, with investment success driven more by the individual fundamentals of specific stocks.



                       10 - Scudder Growth and Income Fund

              Investment Portfolio as of June 30, 1999 (Unaudited)

                                                                                                           Principal      Market
                                                                                                           Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.6%
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1999 at 4.8%, to be
  repurchased at $43,481,797 on 7/1/1999, collateralized by a $41,196,000 U.S. Treasury Bond,                           -----------
  7.625%, 2/15/2007 (Cost $43,476,000) ................................................................    43,476,000    43,476,000
                                                                                                                        -----------
Short Term Investments 1.6%
-----------------------------------------------------------------------------------------------------------------------------------
Barclays U.S. Funding Corp., 5.15%**, 7/13/1999 .......................................................    50,000,000    49,914,167
Bell Atlantic Corp., 5.22%**, 7/8/1999 ................................................................    25,000,000    24,974,625
J.P. Morgan & Co., Inc., 5.17%**, 7/22/1999 ...........................................................    20,000,000    19,939,683
UBS Finance Corp., 5.11%**, 7/15/1999 .................................................................    30,000,000    29,940,383
-----------------------------------------------------------------------------------------------------------------------------------
Total Short Term Investments (Cost $124,768,858)                                                                        124,768,858
-----------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Financial 0.1%

Real Estate
Security Capital Corp., Debenture, 6.5%, 3/29/2016 (b) (c) ............................................    16,750,000    10,524,025
                                                                                                                        -----------

Media 0.3%

Advertising
Omnicom Group Inc., 2.25%, 1/6/2013 ...................................................................    12,500,000    21,156,250
-----------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $29,828,224)                                                                               31,680,275
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Shares
-----------------------------------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks 1.4%
-----------------------------------------------------------------------------------------------------------------------------------

Consumer Staples 0.7%

Food & Beverage
Suiza Foods Corp., 2.7% ...............................................................................     1,316,100    50,340,825
                                                                                                                        -----------

Health 0.5%

Biotechnology
Monsanto Co., 6.5% ....................................................................................     1,005,800    40,357,725
                                                                                                                        -----------

Financial 0.1%

Consumer Finance 0.0%

Advanta Corp., 6.75% ..................................................................................         4,000        56,000
                                                                                                                        -----------

Real Estate 0.1%

ProLogis Trust "B", 7% ................................................................................       308,300     7,996,531
                                                                                                                        -----------

Metals & Minerals 0.1%

Precious Metals
Freeport McMoRan Copper & Gold, Inc., 7% ..............................................................       424,800     7,965,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $125,416,406)                                                                  106,716,081
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      11 - Scudder Growth and Income Fund

                                                        Market
                                         Shares        Value ($)
--------------------------------------------------------------------------------

Common Stocks 96.0%
--------------------------------------------------------------------------------

Consumer Discretionary 1.5%

Department & Chain Stores
Rite Aid Corp. ..................       3,511,700      86,475,613
Sears, Roebuck & Co. ............         708,600      31,576,988
                                                    -------------
                                                      118,052,601
                                                    -------------
Consumer Staples 5.3%

Alcohol & Tobacco 1.4%

Philip Morris Companies, Inc. ...       2,694,300     108,277,181
                                                    -------------
Food & Beverage 1.6%

Albertson's Inc. ................         264,556      13,641,167
H.J. Heinz Co. ..................       2,124,750     106,503,094
                                                    -------------
                                                      120,144,261
                                                    -------------
Package Goods/Cosmetics 2.3%

Avon Products, Inc. .............       3,162,900     175,540,950
                                                    -------------

Health 5.4%

Pharmaceuticals
American Home Products Corp. ....       3,937,000     226,377,500
Bristol-Myers Squibb Co. ........       1,357,400      95,611,863
Glaxo Wellcome plc ..............       1,000,000      27,814,851
SmithKline Beecham plc (ADR) ....       1,035,100      68,381,294
                                                    -------------
                                                      418,185,508
                                                    -------------
Communications 17.2%

Telephone/Communications
Alltel Corp. ....................       1,825,400     130,516,100
Ameritech Corp. .................       1,098,300      80,725,050
Bell Atlantic Corp. .............       3,801,896     248,548,951
BellSouth Corp. .................       3,388,600     158,840,625
Frontier Corp. ..................       2,745,500     161,984,500
GTE Corp. .......................       2,504,700     189,731,025
SBC Communications, Inc. ........       1,919,500     111,331,000
Sprint Corp. ....................       3,981,400     210,267,688
Telesp Participacoes S.A. (pfd.)*   1,292,142,000      29,750,853
                                                    -------------
                                                    1,321,695,792
                                                    -------------

    The accompanying notes are an integral part of the financial statements.

                      12 - Scudder Growth and Income Fund

                                                             Market
                                                Shares       Value ($)
--------------------------------------------------------------------------------

Financial 18.0%

Banks 9.7%

BANK ONE CORP ............................     1,598,762    95,226,262
Bank of America Corp. ....................     2,549,446   186,906,259
Chase Manhattan Corp. ....................     1,803,800   156,254,175
First Union Corp. ........................     1,685,652    79,225,644
Fleet Financial Group Inc. ...............     1,867,600    82,874,750
J.P. Morgan & Co., Inc. ..................       238,700    33,537,350
KeyCorp ..................................     2,015,000    64,731,875
US Bancorp ...............................     1,401,900    47,664,600
                                                         -------------
                                                           746,420,915
                                                         -------------
Insurance 2.9%

Lincoln National Corp. ...................       833,600    43,607,700
Marsh & McLennan Companies, Inc. .........       487,700    36,821,350
Safeco Corp. .............................     1,163,700    51,348,263
XL Capital Ltd. "A" ......................     1,633,910    92,315,915
                                                         -------------
                                                           224,093,228
                                                         -------------
Other Financial Companies 1.6%

Federal National Mortgage Association ....     1,785,100   122,056,213
                                                         -------------

Real Estate 3.8%

Arden Realty Group, Inc. .................     1,123,400    27,663,725
Boston Properties, Inc. (REIT) ...........     1,073,200    38,501,050
Equity Office Properties Trust (REIT) ....     1,818,300    46,593,938
General Growth Properties, Inc. (REIT) (d)     1,939,800    68,862,900
Prentiss Properties Trust ................     1,365,100    32,079,850
ProLogis Trust (REIT) ....................     2,935,645    59,446,811
Security Capital Group Inc. "A"* .........        15,969    11,577,373
Spieker Properties, Inc. .................       150,000     5,831,250
                                                         -------------
                                                           290,556,897
                                                         -------------
Service Industries 0.5%

Printing/Publishing
McGraw-Hill Companies, Inc. ..............       712,300    38,419,681
                                                         -------------

Durables 8.3%

Aerospace 4.1%
Lockheed Martin Corp. ....................     3,347,956   124,711,361
Northrop Grumman Corp. ...................     1,054,600    69,933,163


    The accompanying notes are an integral part of the financial statements.

                      13 - Scudder Growth and Income Fund

                                                           Market
                                              Shares      Value ($)
--------------------------------------------------------------------------------

Rockwell International Corp. ...........     2,007,300   121,943,475
                                                         -----------
                                                         316,587,999
                                                         -----------
Automobiles 2.8%

Ford Motor Co. .........................     2,868,100   161,868,394
Meritor Automotive, Inc. ...............     1,937,800    49,413,900
                                                         -----------
                                                         211,282,294
                                                         -----------
Construction/Agricultural Equipment 1.4%

Caterpillar Inc. .......................       746,900    44,814,000
PACCAR, Inc. ...........................     1,146,100    61,173,088
                                                         -----------
                                                         105,987,088
                                                         -----------
Manufacturing 17.2%

Chemicals 4.3%

Akzo Nobel N.V .........................     1,862,940    78,668,196
Dow Chemical Co. .......................       601,700    76,340,688
E.I. du Pont de Nemours & Co. ..........     1,065,800    72,807,463
Eastman Chemical Co. ...................       644,700    33,363,225
Lyondell Petrochemical Co. .............     3,494,900    72,082,313
                                                         -----------
                                                         333,261,885
                                                         -----------

Containers & Paper 1.0%

Temple-Inland Inc. .....................     1,094,300    74,685,975
                                                         -----------

Diversified Manufacturing 0.9%

Canadian Pacific Ltd. (Ord.) ...........     2,545,700    60,785,578
St. Joe Paper Co. ......................       279,300     7,541,100
                                                         -----------
                                                          68,326,678
                                                         -----------
Electrical Products 1.5%

Emerson Electric Co. ...................       900,600    56,625,225
Thomas & Betts Corp. ...................     1,258,100    59,445,225
                                                         -----------
                                                         116,070,450
                                                         -----------
Industrial Specialty 4.7%

Corning Inc. ...........................     5,142,750   360,635,344
                                                         -----------
Machinery/Components/Controls 1.4%

Parker-Hannifin Corp. ..................     2,364,900   108,194,175
                                                         -----------
Office Equipment/Supplies 3.4%

Xerox Corp. ............................     4,381,800   258,800,063
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                      14 - Scudder Growth and Income Fund

                                                                Market
                                                  Shares       Value ($)
--------------------------------------------------------------------------------

Technology 0.5%

Semiconductors
Conexant Systems, Inc.* ...................       647,750    37,609,984
                                                            -----------

Energy 10.1%

Oil & Gas Production 2.0%

Conoco Inc. "A" ...........................     2,755,100    76,798,413
Royal Dutch Petroleum Co. (New York shares)     1,334,500    80,403,625
                                                            -----------
                                                            157,202,038
                                                            -----------
Oil Companies 6.7%

BP Amoco plc ..............................     4,657,246    83,470,301
Chevron Corp. .............................       471,800    44,909,463
Elf Aquitaine S.A .........................       816,000   120,180,835
Mobil Corp. ...............................       916,300    90,713,700
Texaco Inc. ...............................     1,704,900   106,556,250
Total S.A. "B" ............................       510,323    66,075,827
                                                            -----------
                                                            511,906,376
                                                            -----------
Oil/Gas Transmission 1.4%

Williams Cos., Inc. .......................     2,549,000   108,491,813
                                                            -----------

Metals & Minerals 1.6%

Precious Metals 0.1%

Freeport McMoRan Copper & Gold, Inc. "A" ..       511,890     8,574,158
                                                            -----------

Steel & Metals 1.5%

Allegheny Teledyne Inc. ...................     4,193,815    94,885,060
Phelps Dodge Corp. ........................       128,100     7,934,194
Reynolds Metals Co. .......................       196,400    11,587,600
                                                            -----------
                                                            114,406,854
                                                            -----------
Construction 3.8%

Building Products 1.5%

Georgia Pacific Group .....................     2,328,500   110,312,688
                                                            -----------

Forest Products 2.3%

Georgia Pacific Timber Group ..............     1,289,200    32,552,300
Weyerhaeuser Co. ..........................     2,109,000   144,993,750
                                                            -----------
                                                            177,546,050
                                                            -----------
Transportation 3.3%

Railroads
CSX Corp. .................................     3,286,900   148,937,656

    The accompanying notes are an integral part of the financial statements.

                      15 - Scudder Growth and Income Fund

                                                                        Market
                                                  Shares              Value ($)
--------------------------------------------------------------------------------
Canadian National Railway Co.                     623,200            42,048,356
Norfolk Southern Corp. ......................   2,046,800            61,659,850
                                                                   ------------
                                                                    252,645,862
                                                                   ------------
Utilities 3.3%

Electric Utilities
CINergy Corp. ...............................   2,494,100            79,811,200
PacifiCorp ..................................   3,927,500            72,167,813
Unicom Corp. ................................   2,642,300           101,893,694
                                                                  -------------
                                                                    253,872,707
--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,053,981,996)                         7,369,843,708
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $5,377,471,484) (a)    7,676,484,922
--------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $5,376,624,855. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $2,299,860,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,425,519,737 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $125,659,670.

(b) Securities, in part or whole, valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $10,524,025 (0.14% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $16,750,000. These securities may also have certain restrictions as to resale.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at June 30, 1999 amounted to $10,524,025, which represents 0.14% of net assets. Information concerning such restricted securities at June 30, 1999 is as follows:

         Security                                                Acquisition Date               Cost ($)
         --------                                                ----------------               --------
         Security Capital Corp., Debenture, 6.5%,3/29/2016          4/18/1996                  16,750,000


(d)      Affiliated Issuer (See Notes to Financial Statements)

  *      Non income producing security.

 **      Annualized yield at time of purchase; not a coupon rate.


    The accompanying notes are an integral part of the financial statements.

                      16 - Scudder Growth and Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1999 (Unaudited)

Assets
--------------------------------------------------------------------------------------------------------
                  Investments, at market:
                     Unaffiliated issuers (identified cost $5,328,829,572) .........   $7,607,622,022
                     Affiliated issuers (identified cost $48,641,912) ..............       68,862,900
                                                                                       --------------
                  Total investments, at market (identified cost $5,377,471,484) ....    7,676,484,922
                  Cash .............................................................              851
                  Receivable for investments sold ..................................       43,273,064
                  Dividends and interest receivable ................................       15,181,599
                  Receivable for Fund shares sold ..................................        5,952,705
                  Receivable for foreign tax recoverable ...........................        1,190,749
                  Other assets .....................................................           72,617
                                                                                       --------------
                  Total assets .....................................................    7,742,156,507
Liabilities
--------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ................................        3,490,931
                  Payable for Fund shares redeemed .................................       28,553,413
                  Accrued management fee ...........................................        2,654,737
                  Other payables and accrued expenses ..............................          863,285
                                                                                       --------------
                  Total liabilities ................................................       35,562,366
                  -----------------------------------------------------------------------------------
                  Net assets, at market value                                          $7,706,594,141
                  -----------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ..............................        6,764,598
                  Net unrealized appreciation (depreciation) on:
                     Investments ...................................................    2,299,013,438
                     Foreign currency related transactions .........................          146,038
                  Accumulated net realized gain (loss) .............................      110,288,879
                  Paid-in capital ..................................................    5,290,381,188
                  -----------------------------------------------------------------------------------
                  Net assets, at market value                                          $7,706,594,141
                  -----------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------------------------------
                  Net asset value, offering and redemption price per share
                  ($7,706,594,141 / 264,679,710 outstanding shares of beneficial       --------------
                  interest, $.01 par value, unlimited number of shares authorized) ..  $        29.12
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                      17 - Scudder Growth and Income Fund

                             Statement of Operations

                  six months ended June 30, 1999 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------
                  Income:

                  Dividends -- Unaffiliated issuers (net of foreign taxes
                    withheld of $1,872,968) ........................................   $  96,801,019
                  Dividends -- Affiliated issuers ..................................       1,862,208
                  Interest .........................................................       3,059,429
                                                                                       -------------
                                                                                         101,722,656
                                                                                       -------------
                  Expenses:

                  Management fee ...................................................      16,402,984
                  Services to shareholders .........................................       9,807,800
                  Custodian and accounting fees ....................................         406,196
                  Trustees' fees and expenses ......................................          14,774
                  Reports to shareholders ..........................................         670,526
                  Registration fees ................................................          67,106
                  Auditing .........................................................          29,014
                  Legal ............................................................          28,480
                  Other ............................................................         309,994
                                                                                       -------------
                                                                                          27,736,874
                  ----------------------------------------------------------------------------------
                  Net investment income                                                   73,985,782
                  ----------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ......................................................     113,488,597
                  Foreign currency related transactions (Includes CPMF tax $10,600)       (1,103,761)
                                                                                       -------------
                                                                                         112,384,836
                                                                                       -------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ......................................................     659,399,587
                  Foreign currency related transactions ............................          44,216
                                                                                       -------------
                                                                                         659,443,803
                  ----------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                             771,828,639
                  ----------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations      $ 845,814,421
                  ----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                      18 - Scudder Growth and Income Fund

                       Statements of Changes in Net Assets

                                                                             Six Months
                                                                                Ended          Year Ended
                                                                            June 30, 1999     December 31,
Increase (Decrease) in Net Assets                                            (Unaudited)          1998
------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) ........................   $    73,985,782    $   168,785,409
                  Net realized gain (loss) from investment transactions       112,384,836        517,286,022
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ........       659,443,803       (286,105,331)
                                                                          ---------------    ---------------
                  Net increase (decrease) in net assets resulting from
                     operations........................................       845,814,421        399,966,100
                                                                          ---------------    ---------------
                  Distributions to shareholders from:
                  Net investment income ...............................       (74,821,328)      (166,588,779)
                                                                          ---------------    ---------------
                  Net realized gains on investment transactions .......       (21,582,441)      (564,589,614)
                                                                          ---------------    ---------------
                  Fund share transactions:
                  Proceeds from shares sold ...........................       856,849,971      2,391,306,573
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions.....................        90,730,206        685,005,575
                  Cost of shares redeemed .............................    (1,572,648,050)    (1,996,432,615)
                                                                          ---------------    ---------------
                  Net increase (decrease) in net assets from Fund share
                     transactions .....................................      (625,067,873)     1,079,879,533
                                                                          ---------------    ---------------
                  Increase (decrease) in net assets ...................       124,342,779        748,667,240
                  Net assets at beginning of period ...................     7,582,251,362      6,833,584,122
                  Net assets at end of period (including undistributed
                     net investment income of $6,764,598 and $7,600,144,  -----------------  -----------------
                     respectively) ....................................   $ 7,706,594,141    $ 7,582,251,362
                                                                          -----------------  ----------------

Other Information
------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares

                  Shares outstanding at beginning of period ...........       288,145,757        250,081,688
                                                                          ---------------    ---------------
                  Shares sold .........................................        31,782,900         84,380,304
                  Shares issued to shareholders in reinvestment of
                     distributions.....................................         3,351,834         25,378,540
                  Shares redeemed .....................................       (58,600,781)       (71,694,775)
                                                                          ---------------    ---------------
                  Net increase (decrease) in Fund shares ..............       (23,466,047)        38,064,069
                                                                          -----------------  ----------------
                  Shares outstanding at end of period .................       264,679,710        288,145,757
                                                                          -----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                      19 - Scudder Growth and Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Six Months Ended
                                                                   June 30 1999(a)                Years Ended December 31,
                                                                     (Unaudited)  1998(a)    1997(a)   1996(a)    1995     1994
------------------------------------------------------------------------------------------------------------------------------------

                                                                   -----------------------------------------------------------------
Net asset value, beginning of period ............................     $26.31      $ 27.33   $ 23.23   $ 20.23   $ 16.26  $ 17.24
                                                                   -----------------------------------------------------------------
Income from investment operations:
Net investment income ...........................................        .27          .62       .62       .60       .55      .49
Net realized and unrealized gain (loss) on investment
  transactions...................................................       2.90         1.06      6.26      3.84      4.46    (.05)
                                                                   -----------------------------------------------------------------
Total from investment operations ................................       3.17         1.68      6.88      4.44      5.01      .44
                                                                   -----------------------------------------------------------------
Less distributions from:
Net investment income ...........................................       (.28)        (.61)     (.58)     (.57)     (.56)    (.51)
Net realized gains on investment transactions ...................       (.08)       (2.09)    (2.20)     (.87)     (.48)    (.91)
                                                                   -----------------------------------------------------------------
Total distributions .............................................       (.36)       (2.70)    (2.78)    (1.44)    (1.04)   (1.42)
                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------
Net asset value, end of period ..................................     $29.12      $ 26.31   $ 27.33   $ 23.23   $ 20.23  $ 16.26
                                                                   -----------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................................      12.16**       6.07     30.31     22.18     31.18     2.60
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................      7,707        7,582     6,834     4,186     3,061    1,992
Ratio of operating expenses to average daily net
  assets (%) ....................................................        .75*         .74       .76       .78       .80      .86
Ratio of net investment income to average net daily assets (%) ..       2.01*        2.20      2.31      2.77      3.10     2.98
Portfolio turnover rate (%) .....................................       20.1*        40.8      22.2      26.6      26.9     42.3

(a)  Based on monthly average shares outstanding during the period.
*    Annualized
**   Not annualized

                      20 - Scudder Growth and Income Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                      21 - Scudder Growth and Income Fund

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.20% Contirbuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $733,882,381 and $1,577,064,181, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475% on the next $500,000,000,
0.45% on the next $1,000,000,000, 0.425% on the next $1,500,000,000, 0.405% on the next $1,500,000,000, 0.3875% on the next $4,000,000,000 and 0.37% of such net assets in excess of $10,000,000,000, computed and accrued daily and payable monthly. For the six months ended June 30, 1999, the fee pursuant to the Agreement amounted to $16,402,984, which was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

                       22 - Scudder Growth and Income Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SSC aggregated $3,499,800, of which $558,120 is unpaid at June 30, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended June 30, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $249,556.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by STC aggregated $4,419,661, of which $770,368 is unpaid at June 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SFAC aggregated $207,038, of which $34,775 is unpaid at June 30, 1999.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1999, Trustees' fees and expenses aggregated $14,774.

              D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the six months ended June 30, 1999 are as follows:

                                            Purchases          Sales           Dividend           Market
                 Affiliate                  Cost ($)          Cost ($)        Income ($)         Value ($)
     -----------------------------------------------------------------------------------------------------------
                                               ,C>
     General Growth Properties, Inc            --               --             1,862,208       68,862,900
                                        ========================================================================


                                E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                      23 - Scudder Growth and Income Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee, Corporate Director


George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Bruce F. Beaty*
Vice President

Jennifer P. Carter*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary




                        *Scudder Kemper Investments, Inc.

                      24 - Scudder Growth and Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder Growth and Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       26 - Scudder Growth and Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder Growth and Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER